UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: Flexible Bond Fund
(Institutional Class and Class L)
Annual Report
April 30, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Management Discussion
Effective June 25, 2018, the inception date of the Fund, the Fund’s investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), which serves as a sub-adviser to a portion of the Fund’s assets.
For the since inception period ended April 30, 2019, the Fund (Institutional Class shares) returned 3.93% relative to a 5.03% return for the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark index.
GWCM Commentary
U.S. economic growth in 2018 was strong as GDP grew 3% and was particularly robust in the second and third quarter. Comprehensive tax reform and a deregulatory environment contributed to this growth. As fears of higher inflation grew, the U.S. Federal Reserve (“Fed”) made the decision to hike four times throughout the year. However, at the end of 2018, the combination of a hawkish Fed, slowing global growth, trade escalations, and concerns about peak earnings all manifested into a pronounced increase in volatility and a significant reversal in market sentiment. Both equity and fixed income markets sold off resulting in one of the worst quarters since the great financial crisis of 2008, despite the fact that economic fundamentals were still positive. As we entered 2019, sentiment began to recover and by the end of April, all of the losses in capital markets had been reclaimed as equity markets were up double digits and both rates and spreads rallied. The main driver behind the reversal was a dovish pivot by the Fed that largely removed the likelihood for rate hikes in 2019 and brought an end to the balance sheet unwind by the end of September. Economic fundamentals and corporate earnings remain strong but have come down from high expectations in 2018.
For the since inception period ended April 30, 2019, the duration for the portion of the investment portfolio managed by GWCM has been short versus the Bloomberg Barclay’s U.S. Government / Mortgage Index. The strategy incorporated expectations for more rate hikes by the Fed, a strong U.S. Economy and therefore, higher yields, even with a flatter U.S. Treasury curve.
The tactical underweight to U.S. government securities for the portion of the investment portfolio managed by GWCM throughout the year was offset by an allocation to spread product across structured products, including mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”). This strategy was implemented with the expectation that spread product would generate excess return relative to U.S. Government Securities.
The strategy’s performance was impacted by concentrated security positions due to the overall small portfolio size. Any inflows were allocated to adjust portfolio weights across desired asset classes and to maintain the curve positioning vs. the Bloomberg Barclay’s U.S. Government / Mortgage Index.
Our MBS holdings are concentrated in specified pools with defined advantageous characteristics and remain the core strategy of the portion of the investment portfolio managed by GWCM. These types of assets generally provide stability, liquidity and outperformance relative to the outstanding universe of pass-through pools against which performance is measured. Managing and monitoring pool characteristics are critical to future performance as well as taking advantage of relative value opportunities within the investable universe. Allocations outside of the Bloomberg Barclay’s U.S. Government / Mortgage Index will be undertaken cautiously and monitored closely.

Loomis Sayles Commentary
Underperformance was mainly driven by the shorter duration positioning versus its benchmark for the Loomis Sayles sub-advised portion of the Fund. Given the size of the mandate, the portfolio construction process is still underway. The multisector portfolio has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities.
In the third quarter, upward pressure on rates continued, leaving interest rates higher across the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). U.S. Treasury total returns were negative, but investment grade and high yield corporate bonds posted gains. The Fed hiked rates in September as core personal consumption expenditures inflation remained close to its target rate of 2%. U.S. dollar strength persisted, undermining emerging market performance for U.S.-dollar-based investors. Speculation increased regarding the potential implications of U.S. trade negotiations—especially those with China—on U.S. markets. U.S. interest rates advanced during the third quarter, reflecting persistent economic growth, a stable inflation rate and a steady pace of Fed rate hikes. U.S. interest rates remained above those of other developed countries where monetary policy has been more accommodative. Investment grade corporate bonds posted positive performance. The asset class outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes), but underperformed high yield corporate bonds. From a sector perspective, communication companies posted healthy gains while utilities declined. Buoyed by favorable economic growth and corporate earnings strength, high yield credits posted gains in the quarter. With durations on the shorter end of the spectrum, the asset class is less sensitive to upward pressure on rates. Technical support also played a role, with healthy demand relative to supply.
On an absolute and excess basis, high yield credit positively contributed to performance as the sector generated the greatest returns within the strategy. Security selection was the major driver in this sector. Exposure across the communications, consumer non-cyclical and insurance names moderately aided excess return. Our allocation to convertibles aided performance during the period with security selection contributing the most in this sector. Select exposure to energy, REITs and technology names modestly helped excess return. The underweight exposure to investment grade credit generated positive return during the period. Throughout the period, banking, communications and finance companies names moderately increased excess return.
The broader market environment experienced a significant shift in the final three months of the year. Whereas the markets had previously been riding a wave of optimism stemming from robust economic growth and rising corporate earnings, market sentiment turned sharply lower in the fourth quarter. Concerns about U.S. trade policy and weaker economic conditions overseas sparked a downturn in global equities and other asset classes seen as having higher risk. While the Fed raised rates by a quarter point at its December meeting, slowing growth and commentary from Fed officials fueled expectations that the cycle of rate increases was nearing its conclusion. U.S. Treasuries performed well and finished as one of the few major asset categories to post a positive return. Government bonds were aided by weaker economic data and a “flight to quality” that benefited lower-risk investments. Long-term issues, which are less sensitive to Fed policy than shorter-term bonds, delivered the strongest returns. Investment grade corporates underperformed Treasuries but strongly outpaced high yield issues. Although yield spreads over government bonds increased, higher-rated securities benefited from their above-average credit quality and greater sensitivity to the direction of Treasury yields. High yield bonds performed poorly and lagged investment-grade issues by a sizable margin. A large portion of the selloff occurred in December amid the downturn in equities and the broader weakness in higher-risk assets.

High yield was pressured by the combination of slower growth, falling oil prices and the evaporation of investors’ risk appetites. Securitized assets produced positive total returns but underperformed duration-matched Treasuries. Relative to like-duration Treasuries, Asset-backed-securities were the top performing securitized sector, only modestly underperforming duration matched Treasuries, while commercial-mortgage-backed-securities were the worst performer during the quarter.
The allocation to high yield credit weighed on performance for the quarter. On an absolute basis, performance in the sector had the greatest negative impact in the strategy. Security selection had the most negative effect in this sector. Exposure to securities issued by detracted the most from performance. Our allocation to convertibles, specifically name specific exposure to the energy sector weighed on results. Security selection subtracted most in this sector. Our underweight exposure to U.S. treasury detracted from overall performance for the period.
After a tumultuous fourth quarter of 2018, market conditions calmed in the first three months of the year. However, market volatility returned in April as the U.S.-China trade dispute resumed and the announcement of new tariffs on Mexico provided additional pressure to markets. Both U.S. and global investment grade corporates outperformed Treasuries to start the year. The asset class benefited from the combination of declining U.S. Treasury yields and the renewed demand for yield that accompanied the revival in investors’ appetite for risk. High yield bonds delivered strong returns and outpaced the investment-grade market. The category had lagged considerably in late 2018, creating latitude for a strong rebound once investors grew more comfortable with the outlook for economic growth and Fed policy. U.S. headline inflation ticked lower in the first quarter, continuing a trend that was in place for the final two months of 2018, while core inflation showed more stability. Market based measures of future inflation, like the 5 year breakeven yield, shifted higher as recession risk faded. This rise likely reflects the growing belief that the Fed may be willing to let inflation run above target for a period of time.
On an excess basis, high yield credit positively contributed to performance as the sector generated the greatest returns within the strategy. Security selection was the major driver in this sector. Exposure across the consumer cyclical, consumer non-cyclical, and finance companies names aided excess return. Our allocation to convertibles positively impacted performance during the period. Select exposure to communications, energy, and technology names were helpful for relative return. A meaningful underweight allocation to U.S. Treasuries generated positive return during the period. Conversely, the Loomis Sayles sub-advised portion of the Fund’s modest underweight allocation to investment grade credit slightly detracted from performance for the period.
The views and opinions in this report were current as of April 30, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2019 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	N/A	3.93%
Class L	N/A	3.04%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was June 25, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2019 (unaudited)
Rating	Percentage of Fund Investments
Aaa	53.34%
Aa1	0.88
Aa2	0.83
A2	1.97
Baa2	4.41
Baa3	2.58
Ba1	2.73
Ba3	4.98
B1	1.67
B2	1.43
B3	1.90
CCC, CC, C	0.25
Equities	4.87
Short Term Investments	18.16
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/18)	(04/30/19)	(11/01/18 – 04/30/19)
Institutional Class
Actual	$1,000.00	$1,042.40	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	$2.26
Class L
Actual	$1,000.00	$1,038.70	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.06
* Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class shares and 1.01% for the Class L shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2019
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 3.73%
$ 30,000	Carvana Auto Receivables Trust(a) Series 2019-1A Class A3 3.08%, 11/15/2022	$ 30,073
20,000	Discover Card Execution Note Trust Series 2018-A5 Class A5 3.32%, 03/15/2024	20,378
40,592	Element Rail Leasing II LLC(a) Series 2016-1A Class A1 3.97%, 03/19/2046	41,109
25,000	M360 Advisors LLC(a) Series 2018-CRE1 Class A 4.40%, 07/24/2028	24,993
	Mill City Mortgage Loan Trust(a)(b)
	Series 2017-1 Class A1
43,801	2.75%, 11/25/2058	43,429
	Series 2017-2 Class A1
61,264	2.75%, 07/25/2059	60,624
63,277	SoFi Professional Loan Program Trust(a) Series 2018-B Class A1FX 2.64%, 08/25/2047	63,228
61,004	Towd Point Mortgage Trust(a)(b) Series 2015-5 Class A1B 2.75%, 05/25/2055	60,483
TOTAL ASSET-BACKED SECURITIES — 3.73% (Cost $342,613)		$ 344,317
CORPORATE BONDS AND NOTES
Communications — 3.62%
	AT&T Inc
125,000	3.95%, 01/15/2025	128,963
5,000	4.50%, 03/09/2048	4,792
5,000	4.55%, 03/09/2049	4,827
50,000	CCO Holdings LLC / CCO Holdings Capital Corp(a) 5.13%, 05/01/2027	50,750
50,000	CenturyLink Inc 5.63%, 04/01/2025	49,250
25,000	Cox Communications Inc(a) 4.80%, 02/01/2035	23,684
75,000	Sprint Capital Corp 6.88%, 11/15/2028	71,766
		334,032
Consumer, Cyclical — 2.01%
60,163	American Airlines 2013-1 Class A Pass Through Trust 4.00%, 07/15/2025	61,354
13,011	American Airlines 2016-3 Class B Pass Through Trust 3.75%, 10/15/2025	12,769
4,494	American Airlines 2017-2 Class B Pass Through Trust 3.70%, 10/15/2025	4,395
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 5,000	Delphi Technologies PLC(a) 5.00%, 10/01/2025	$ 4,588
100,000	PulteGroup Inc 6.00%, 02/15/2035	98,250
4,358	United Airlines 2016-2 Class B Pass Through Trust 3.65%, 10/07/2025	4,287
		185,643
Consumer, Non-Cyclical — 2.44%
100,000	Albertsons Cos LLC / Safeway Inc / New Albertsons LP / Albertson's LLC 5.75%, 03/15/2025	99,250
125,000	Tenet Healthcare Corp 5.13%, 05/01/2025	126,094
		225,344
Energy — 1.86%
30,000	California Resources Corp(a)(c) 8.00%, 12/15/2022	22,913
25,000	Continental Resources Inc 3.80%, 06/01/2024	25,259
50,000	Devon Energy Corp 3.25%, 05/15/2022	50,372
25,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	24,063
50,000	Southwestern Energy Co 6.20%, 01/23/2025	49,156
		171,763
Financial — 8.49%
150,000	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust 3.50%, 05/26/2022	150,198
75,000	Bank of America Corp(d) 3.00%, 12/20/2023 3-mo. LIBOR + 0.79%	74,698
75,000	Canadian Imperial Bank of Commerce 1.60%, 09/06/2019	74,740
100,000	Citigroup Inc 3.50%, 05/15/2023	101,142
125,000	Morgan Stanley 4.35%, 09/08/2026	129,738
80,000	Nationstar Mortgage Holdings Inc(a) 9.13%, 07/15/2026	80,000
125,000	Navient Corp 6.75%, 06/15/2026	125,949

See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2019
Principal Amount		Fair Value
Financial — (continued)
$ 50,000	Quicken Loans Inc(a) 5.25%, 01/15/2028	$ 48,500
		784,965
Industrial — 1.03%
100,000	JELD-WEN Inc(a) 4.63%, 12/15/2025	95,250
Technology — 2.67%
80,000	Apple Inc 1.80%, 05/11/2020	79,401
125,000	Microsoft Corp 1.10%, 08/08/2019	124,526
45,000	Seagate HDD Cayman 4.88%, 06/01/2027	43,085
		247,012
TOTAL CORPORATE BONDS AND NOTES — 22.12% (Cost $1,991,455)		$2,044,009
CONVERTIBLE BONDS
Communications — 0.79%
80,000	DISH Network Corp 3.38%, 08/15/2026	73,385
Technology — 1.05%
75,000	Nuance Communications Inc 1.25%, 04/01/2025	74,224
25,000	Western Digital Corp(a) 1.50%, 02/01/2024	22,303
		96,527
TOTAL CONVERTIBLE BONDS — 1.84% (Cost $172,259)		$ 169,912
MORTGAGE-BACKED SECURITIES
U.S. Government Agency — 35.11%
	Federal Home Loan Mortgage Corp
18,235	2.50%, 01/01/2029	18,147
117,051	3.00%, 09/01/2036	117,378
103,158	3.00%, 11/01/2046	102,073
147,662	3.00%, 12/01/2046	145,996
117,886	4.00%, 05/01/2047	121,463
91,108	3.50%, 10/01/2047	92,192
138,185	4.50%, 10/01/2047	145,233
134,734	4.00%, 02/01/2048	139,025
28,122	4.50%, 06/01/2048	29,421
33,339	4.00%, 09/01/2048	34,320
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 27,406	4.00%, 10/01/2048	$ 28,215
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K013 Class A2
100,000	3.97%, 01/25/2021(b)	101,833
	Series K073 Class AM
100,000	3.45%, 01/25/2028(b)	103,330
	Series K504 Class A2
98,880	2.57%, 09/25/2020(b)	98,658
	Series K714 Class A2
147,931	3.03%, 10/25/2020(b)	148,419
	Series K730 Class A1
97,484	3.45%, 09/25/2024	99,597
	Federal National Mortgage Association
90,000	3.00%, TBA	88,870
87,953	3.50%, 02/01/2028	89,950
110,956	3.00%, 07/01/2028	111,843
19,578	2.50%, 06/01/2030	19,483
116,677	3.50%, 12/01/2045	118,199
103,208	3.50%, 01/01/2046	104,554
98,433	3.00%, 11/01/2046	97,389
124,092	3.50%, 02/01/2047	125,782
133,027	4.00%, 09/01/2047	137,179
163,481	3.50%, 02/01/2048	165,051
29,614	4.00%, 06/01/2048	30,507
19,649	4.00%, 10/01/2048	20,200
38,925	Federal National Mortgage Association Alternative Credit Enhancement Security(d) Series 2017-M5 Class FA 2.97%, 04/25/2024 1-mo. LIBOR + 0.49%	38,788
	Government National Mortgage Association
98,417	3.50%, 04/20/2047	100,224
67,019	4.00%, 04/20/2047	69,131
92,581	3.00%, 02/20/2048	92,392
138,086	3.50%, 02/20/2048	140,482
108,705	4.50%, 02/20/2048	113,803
28,943	4.50%, 09/20/2048	30,140

See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2019
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 24,454	5.00%, 09/20/2048	$ 25,253
TOTAL MORTGAGE-BACKED SECURITIES — 35.11% (Cost $3,201,760)		$3,244,520
U.S. GOVERNMENT AGENCY BONDS AND NOTES
45,000	Federal Home Loan Bank 2.88%, 09/13/2024	46,054
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 0.50% (Cost $45,351)		$ 46,054
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
100,000	2.50%, 12/31/2020	100,316
25,000	2.88%, 10/15/2021	25,368
40,000	2.75%, 04/30/2023	40,738
20,000	1.75%, 05/15/2023	19,602
120,000	2.75%, 11/15/2023	122,428
30,000	2.50%, 01/31/2024	30,284
150,000	2.75%, 02/15/2024	153,170
40,000	2.75%, 06/30/2025	40,892
170,000	2.38%, 05/15/2027	169,150
120,000	3.50%, 02/15/2039	133,753
20,000	3.00%, 11/15/2044	20,310
85,000	3.00%, 02/15/2048	86,036
20,000	3.13%, 05/15/2048	20,741
125,000	3.00%, 08/15/2048	126,524
TOTAL U.S. TREASURY BONDS AND NOTES — 11.79% (Cost $1,064,264)		$1,089,312
Shares
COMMON STOCK
Communications — 1.76%
4,174	AT&T Inc	129,227
1,050	Corning Inc	33,443
		162,670
Consumer, Non-Cyclical — 1.05%
2,100	Bristol-Myers Squibb Co	97,503
TOTAL COMMON STOCK — 2.81% (Cost $254,029)		$ 260,173
Shares		Fair Value
CONVERTIBLE PREFERRED STOCK
Energy — 1.33%
200	Chesapeake Energy Corp, 5.75%	$ 102,574
396	El Paso Energy Capital Trust I, 4.75%	20,317
		122,891
Financial — 0.60%
1,285	iStar Inc, 4.50%	55,710
TOTAL CONVERTIBLE PREFERRED STOCK — 1.93% (Cost $203,864)		$ 178,601
Principal Amount
SHORT TERM INVESTMENTS
Commercial Paper — 2.12%
$ 200,000	Ford Motor Credit Co LLC 3.44%, 12/02/2019	195,999
U.S. Treasury Bonds and Notes — 15.33%
	U.S. Treasury Bills
100,000	2.46%, 07/25/2019	99,422
125,000	2.48%, 08/29/2019	123,977
205,000	2.37%, 09/05/2019	203,288
1,000,000	2.41%, 09/26/2019	990,190
		1,416,877
Repurchase Agreements — 0.27%
24,300	Repurchase agreement (principal amount/value $24,450 with a maturity value of $24,452) with Citigroup Global Markets Inc, 2.75%, dated 4/30/19 to be repurchased at $24,300 on 5/1/19 collateralized by U.S. Treasury securities, 0.00% - 2.13%, 5/9/19 - 9/30/21, with a value of $24,939.(e)	24,300
SHORT TERM INVESTMENTS — 17.72% (Cost $1,637,176)		$1,637,176
TOTAL INVESTMENTS — 97.55% (Cost $8,912,771)		$9,014,074
OTHER ASSETS & LIABILITIES, NET — 2.45%		$ 226,733
TOTAL NET ASSETS — 100.00%		$9,240,807

See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2019
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	All or a portion of the security is on loan at April 30, 2019.
(d)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at April 30, 2019.
(e)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
TBA	To Be Announced
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2019
Great-West Core Strategies: Flexible Bond Fund
ASSETS:
Investments in securities, fair value (including $22,913 of securities on loan)(a)	$8,989,774
Repurchase agreements, fair value(b)	24,300
Cash	322,135
Dividends and interest receivable	55,532
Total Assets	9,391,741
LIABILITIES:
Due to broker (TBAs)	88,799
Payable for director fees	3,124
Payable for distribution fees	50
Payable for other accrued fees	34,583
Payable for shareholder services fees	78
Payable upon return of securities loaned	24,300
Total Liabilities	150,934
NET ASSETS	$9,240,807
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$91,310
Paid-in capital in excess of par	9,039,652
Total distributable earnings	109,845
NET ASSETS	$9,240,807
NET ASSETS BY CLASS
Class L	$292,063
Institutional Class	$8,948,744
CAPITAL STOCK:
Authorized
Class L	60,000,000
Institutional Class	25,000,000
Issued and Outstanding
Class L	29,477
Institutional Class	883,625
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Class L	$9.91
Institutional Class	$10.13
(a) Cost of investments	$8,888,471
(b) Cost of repurchase agreements	$24,300
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the period ended April 30, 2019
Great-West Core Strategies: Flexible Bond Fund(a)
INVESTMENT INCOME:
Interest	$240,601
Income from securities lending	803
Dividends	20,231
Total Income	261,635
EXPENSES:
Management fees	27,033
Shareholder services fees – Class L	221
Audit and tax fees	36,452
Custodian fees	5,688
Director's fees	16,675
Distribution fees – Class L	159
Legal fees	3,176
Pricing fees	8,000
Registration fees	35,146
Shareholder report fees	2,000
Transfer agent fees	6,317
Other fees	458
Total Expenses	141,325
Less amount waived by investment adviser	108,952
Less amount waived by distributor - Class L	16
Net Expenses	32,357
NET INVESTMENT INCOME	229,278
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	2,076
Net change in unrealized appreciation on investments	101,303
Net Realized and Unrealized Gain	103,379
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$332,657
(a)Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the period ended April 30, 2019
Great-West Core Strategies: Flexible Bond Fund	2019 (a)
OPERATIONS:
Net investment income	$229,278
Net realized gain	2,076
Net change in unrealized appreciation	101,303
Net Increase in Net Assets Resulting from Operations	332,657
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Class L	(6,657)
Institutional Class	(216,155)
From Net Investment Income and Net Realized Gains	(222,812)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Class L	330,966
Institutional Class	8,644,454
Shares issued in reinvestment of distributions
Class L	6,657
Institutional Class	216,155
Shares redeemed
Class L	(43,639)
Institutional Class	(23,631)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,130,962
Total Increase in Net Assets	9,240,807
NET ASSETS:
Beginning of Period	0
End of Period	$9,240,807
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Class L	33,135
Institutional Class	864,257
Shares issued in reinvestment of distributions
Class L	673
Institutional Class	21,720
Shares redeemed
Class L	(4,331)
Institutional Class	(2,352)
Net Increase	913,102
(a) Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Class L
04/30/2019 (c)	$10.00	0.18	0.12	0.30	(0.39)	(0.00) (d)	(0.39)	$ 9.91	3.04% (e)
Institutional Class
04/30/2019 (f)	$10.00	0.27	0.12	0.39	(0.26)	(0.00) (d)	(0.26)	$10.13	3.93% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Class L
04/30/2019 (c)	$ 292	37.25% (h)	1.01% (h)	2.95% (h)	17% (e)
Institutional Class
04/30/2019 (f)	$8,949	1.67% (h)	0.45% (h)	3.21% (h)	17% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Class L inception date was September 10, 2018.
(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Core Strategies: Flexible Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to provide total return, consistent with two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Class L and Institutional Class; the Investor Class has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - April 30, 2019

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Government Agency Bonds and Notes, U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.

Annual Report - April 30, 2019

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 344,317	$ —	$ 344,317
Corporate Bonds and Notes	—	2,044,009	—	2,044,009
Convertible Bonds	—	169,912	—	169,912
Mortgage-Backed Securities	—	3,244,520	—	3,244,520
U.S. Government Agency Bonds and Notes	—	46,054	—	46,054
U.S. Treasury Bonds and Notes	—	1,089,312	—	1,089,312
Common Stock	260,173	—	—	260,173
Convertible Preferred Stock	122,891	55,710	—	178,601
Short Term Investments	—	1,637,176	—	1,637,176
Total Assets	$ 383,064	$ 8,631,010	$ 0	$ 9,014,074
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - April 30, 2019

The tax character of distributions paid during the period ended April 30, 2019 was as follows:
2019
Ordinary income	$222,812
$222,812
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and market discount adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$6,458
Undistributed long-term capital gains	2,168
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	101,219
Tax composition of capital	$109,845
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2019 were as follows:
Federal tax cost of investments	$8,912,855
Gross unrealized appreciation on investments	138,951
Gross unrealized depreciation on investments	(37,732)
Net unrealized appreciation on investments	$101,219
Application of Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, "Receivables-Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities" (ASU No. 2017-08). ASU No. 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening the amortization period for the premium to the earliest call date. The accounting changes in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU No. 2017-08 for its fiscal year beginning May 1, 2019. The adoption of ASU No. 2017-08 did not have an impact on the Fund’s financial position or the results of its operations.
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Fund's financial position or the results of its operations.

Annual Report - April 30, 2019

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.38% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.45% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At April 30, 2019, the amounts subject to recoupment were as follows:
Expires April 30, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$108,952	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $952,500 for the fiscal year ended April 30, 2019.
3.  PURCHASES AND SALES OF INVESTMENTS
For the period ended April 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $3,524,548 and $573,564, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $4,857,108 and $543,008, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral

Annual Report - April 30, 2019

available for return to a borrower due to a loss in an approved investment. As of April 30, 2019, the Fund had securities on loan valued at $22,913 and received collateral as reported on the Statement of Assets and Liabilities of $24,300 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At April 30, 2019, the class of securities loaned consisted entirely of corporate bonds and notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to April 30, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - April 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: Flexible Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of April 30, 2019, the related statements of operations and changes in net assets and the financial highlights for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 25, 2018 (commencement of operations) to April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 19, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended April 30, 2019, 8% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 17, 2019 (the “Meeting”), approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies Funds (each, a “Fund,” collectively, the “Funds”), and (ii) with the exception of the Great-West Core Strategies: Short Duration (“Short Duration”), the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Adviser(s)
Great-West Core Strategies: U.S. Equity (“U.S. Equity”)	Irish Life Investment Managers Limited (“ILIM”)
J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Putnam Investment Management, LLC (“Putnam”)
Great-West Core Strategies: International Equity (“International Equity”)	ILIM
Great-West Core Strategies: Inflation-Protected Securities (“Inflation-Protected Securities”)	Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
Great-West Core Strategies: Flexible Bond (“Flexible Bond”)	Loomis Sayles
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Funds’ operation. In addition, GWCM is responsible for allocating the assets of each Fund (with the exception of Short Duration) among one or more sub-advisers. In this connection, each Fund other than Short Duration operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval. Under this structure, GWCM is also responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of the assets of the applicable Fund(s) or its allocated portion thereof, which includes making decisions to buy, sell or hold any particular security.
On March 18, 2019, the Independent Directors met separately with independent legal counsel in advance of the Meeting to evaluate information furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, 1 and with GWCM to review comparative information on each Fund’s investment performance, fees and expenses. The Independent Directors also considered additional information provided in response to their requests made following the March meeting. In addition, at the Meeting the Independent Directors met with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding each Fund’s investment performance, fees and expenses, and further discussed such information with GWCM.

1 In 2015, Broadridge acquired the fiduciary services and competitive intelligence business unit from Lipper, Inc. (“Lipper”).

In approving the continuation of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to each Fund by GWCM and the applicable Sub-Advisers, as applicable (each, an “adviser”). Among other things, the Board considered, as applicable, with respect to each applicable Fund, each adviser’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management teams responsible for the day-to-day management of the Funds, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Funds. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cyber security risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund(s), its technical resources, operational capabilities, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration was also given to the fact that the Board meets with representatives of each Sub-Adviser every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by GWCM and each applicable Sub-Adviser.
Investment Performance
With respect to each Fund’s investment performance, the Board noted that each Fund commenced operations on June 25, 2018 (with respect to each Fund’s Institutional Class shares), and given the limited operating period Broadridge determined that there was no meaningful performance record to include in its report. In this connection, the Board considered that it had initially approved the Agreements at a meeting held on April 20, 2018 (the “April 2018 Meeting”). Although the Agreements were subject to an initial two-year term with respect to each of the Funds, GWCM requested that the Board consider the continuation of the Agreements at the Meeting in order to align the timing of the Board’s assessment of the Agreements with the Board’s annual contract review process for the Advisory Agreement, with respect to other funds of the Company, and, as applicable, for other investment sub-advisory agreements with the Sub-Advisers. Given the circumstances, the Board noted its review at the April 2018 Meeting—with respect to GWCM for Flexible Bond and Short Duration and to each Sub-Adviser—of historical performance results of similar other funds of the Company managed by GWCM or the Sub-Adviser or a composite of accounts managed by the Sub-Adviser using the same investment strategy as it would use to manage the applicable Fund or its respective portion of such Fund. The Board also noted its consideration at the April 2018 Meeting that, in evaluating the Sub-Advisory Agreements, it was taking into account its accumulated experience with Goldman Sachs, ILIM, J.P. Morgan, Loomis Sayles and Putnam in serving as sub-adviser(s) to certain of the Company’s other funds. Similarly, the Board noted that, in evaluating the Advisory Agreement, it was taking into account its accumulated experience in working with GWCM on matters relating to the Company’s other funds. The Board thus took into account its determination at the April 2018 Meeting that it was satisfied with the investment performance of GWCM and each Sub-Adviser. In addition, the Board considered GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance. The Board determined that it was satisfied with the information provided regarding each Fund’s investment performance.

Costs and Profitability
The Board considered the costs of services provided by GWCM and the Sub-Advisers from their relationships with each Fund, as applicable. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by each Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of each Fund through August 28, 2020.
With respect to each Fund other than Short Duration, which has no sub-adviser, the Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of each Fund, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) each Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered each Fund’s total expense ratio in comparison to the median expense ratios for all funds in the peer group.
The Board observed that the Contractual Management Fee for each of Flexible Bond, International Equity, Short Duration and U.S. Equity was lower than its peer group median contractual management fee, and the Contractual Management Fee for Inflation-Protected Securities was the same as its peer group median contractual management fee. The Board also observed that each Fund’s total annual operating expense ratio was lower than its median peer group expense ratio, ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses). In addition, the Board reviewed a report from the Independent Fee Consultant assessing expenses and noted the Independent Fee Consultant’s conclusion that the management fees and total expenses of each Fund are reasonable in relation to the services delivered.
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers, as applicable, to similar other funds of the Company managed by GWCM and the Sub-Advisers, as applicable, and noted that such fees were consistent or competitive with those charged to the other funds and GWCM, as applicable, and that the Board had determined that the fees charged to such other funds and GWCM were reasonable.
The Board further considered the overall financial soundness of GWCM and the Sub-Advisers and the profits estimated to be realized by GWCM and certain of the Sub-Advisers. The Board reviewed the financial statements from GWCM and the Sub-Advisers and profitability information from GWCM and certain of the Sub-Advisers. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. The Board also considered, with respect to the Sub-Advisers, that certain Sub-Advisers estimated profits for the Fund(s) or sleeve(s) they manage, that certain Sub-Advisers provided profitability information for other funds of the Company they manage and that others did not provide an estimate of profits, and it noted that, since the agreements with the latter are at arm’s length, such information was not relevant to its approval of such Sub-Advisory Agreements. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized or to have been realized by GWCM and the Sub-Advisers, as applicable, were not unreasonable in relation to the nature, extent and quality of the services to be provided.
Economies of Scale
The Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the level of management and sub-advisory fees payable by each Fund and GWCM, respectively, as applicable, and whether those fees include breakpoints, as well as comparative fee information and the profitability and financial condition of GWCM. Based on the information provided, the Board concluded that, although there were no current breakpoints in the management fee, any economies of scale were appropriately reflected in the management fee paid by each Fund.
Other Factors
The Board considered ancillary benefits derived or to be derived by GWCM or the Sub-Advisers from their relationships with the Funds as part of the total mix of information evaluated by the Board. In this regard, the Board noted that certain Sub-Advisers receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Advisers in return for allocating Fund brokerage to such brokers. The Board noted where services were provided to the Funds by affiliates of GWCM, ILIM and Putnam, including in particular the shareholder services provided by GWCM’s parent company, Great-West Life and Annuity Insurance Company. The Board took into account the fact that the Funds are offered as investment options in a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the investors of such Funds. The Board concluded that each Fund’s management and sub-advisory fees, as applicable, were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM or the Sub-Advisers, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreement(s) is in the best interests of each Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	64	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor forms). Great-West Funds' Forms N-Q (or any successor forms) are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $0 for fiscal year 2018 and $116,940 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $0 for fiscal year 2018 and $0 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,216,400 and for fiscal year 2019 equaled $1,192,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:June 19, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:June 19, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:June 19, 2019